FOR IMMEDIATE RELEASE

Financial Contact: Mike Knapp IDT Investor Relations Phone: (408) 284-6515 E-mail: mike.knapp@idt.com	Press Contact: Graham Robertson IDT Worldwide Marketing Phone: (408) 284-2644 E-mail: graham.robertson@idt.com

IDT REPORTS FISCAL Q3 2011 FINANCIAL RESULTS

$153.2 Million in Revenue

GAAP GM of 53.9 Percent; Non-GAAP GM of 57.5 Percent

GAAP EPS of $0.07; Non-GAAP EPS of $0.15

SAN JOSE, Calif., Jan. 31, 2011 — Integrated Device Technology, Inc. (IDT®) (NASDAQ: IDTI), the Analog and Digital Company™ delivering essential mixed-signal semiconductor solutions, today announced results for the fiscal third quarter ended January 2, 2011.
“Our third quarter results were in line with our prior projections as we continue to execute our long-term strategy,” said Dr. Ted Tewksbury, president and CEO of IDT. “We made significant progress reducing channel inventories during the quarter, while growing sales in the enterprise computing end market.  We are well positioned to accelerate revenue and earnings growth in the second half of this calendar year as our core business improves and new products continue to ramp, driven by cloud computing and the rollout of 4G/LTE wireless infrastructure.”

Recent Highlights

IDT recently announced:

•	The world’s first Serial RapidIO Gen2 switches with virtual channel and security functionality to improve network performance and scalability of 4G LTE deployment.
•	The industry’s first fully JEDEC-compliant Memory Buffer for DDR3 LRDIMM, enabling a new generation of DDR3 memory technology for servers, workstations and storage equipment.
•	It demonstrated the world’s lowest power DDR3 register running at an industry-first 1,867Mbps in a standard server at the Supercomputing 2010 (SC10) conference.
•
The industry's first signal-conditioning re-timers that are fully compliant with the upcoming release of the PCI Express® 3.0 standard, for use in servers, enterprise storage and communications systems.

•	The industry’s first single-layer multi-touch capacitive touch screen controller, which simplifies the sensor manufacturing process and lowers cost without sacrificing features or performance.
•	It demonstrated the world's first usage of the DisplayPortTM auxiliary channel to carry touch screen data to the operating system in tablets, notebooks and other display devices.
•	The introduction of the industry's first DisplayPort-over-Ethernet adapter based on the IDT VLX1000 PanelPortTM LinkXtendTM device.
•	A new family of DisplayPort-to-HDMI or DVI translators targeted at tablet and multi-monitor applications.
•
Its new real-time clock with temperature compensation, providing high accuracy and ultra-low power for use in utility metering, HVAC, point-of-sale terminals, security alarms, vending machines and other security-related equipment.

The following highlights the Company’s financial performance on both a GAAP and non-GAAP basis. The GAAP results include certain costs, charges, gains and losses, which are excluded from non-GAAP results based on management’s determination that they are not directly reflective of on-going operations. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results is attached to this press release.

•	Revenue for the fiscal third quarter of 2011 was $153.2 million, up 8 percent from $142.5 million reported in the same period one year ago.

•
GAAP net income for the fiscal third quarter of 2011 was $10.6 million or $0.07 per diluted share, versus a GAAP net loss of $7.4 million or a loss of $0.04 per diluted share in the same period one year ago. Fiscal third quarter 2011 GAAP results include $5.6 million in acquisition and divestiture related charges, $4.5 million in stock-based compensation and $3.3 million in restructuring-related costs.

•
Non-GAAP net income for the fiscal third quarter of 2011 was $23.0 million or $0.15 per diluted share, compared with non-GAAP net income of $17.3 million or $0.10 per diluted share reported in the same period one year ago.

•
GAAP gross profit for the fiscal third quarter of 2011 was $82.5 million, or 53.9 percent, compared with GAAP gross profit of $59.7 million, or 41.9 percent, in the same period one year ago. Non-GAAP gross profit for the fiscal third quarter of 2011 was $88.2 million, or 57.5 percent, compared with non-GAAP gross profit of $72.8 million, or 51.1 percent, reported in the same period one year ago.

•
GAAP R&D expense for the fiscal third quarter of 2011 was $46.1 million, compared with GAAP R&D expense of $38.3 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal third quarter of 2011 was $41.3 million, compared with non-GAAP R&D of $34.6 million in the same period one year ago.

•
GAAP SG&A expense for the fiscal third quarter of 2011 was $27.1 million, compared with GAAP SG&A expense of $24.8 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal third quarter of 2011 was $23.3 million, compared with non-GAAP SG&A expense of $21.0 million in the same period one year ago.

Webcast and Conference Call Information

Investors can listen to a live or replay webcast of the Company’s quarterly financial conference call at http://www.IDT.com. The live webcast will begin at 1:30 p.m. Pacific time on January 31, 2011. The webcast replay will be available after 5 p.m. Pacific time on January 31, 2011.
Investors can also listen to the live call at 1:30 p.m. Pacific time on January 31, 2011 by calling (800) 230-1096 or (612) 332-0107. The conference call replay will be available after 5 p.m. Pacific time on January 31, 2011 through 11:59 p.m. Pacific time on February 7, 2011 at (800) 475-6701 or (320) 365-3844. The access code is 188185.

About IDT

Integrated Device Technology, Inc., the Analog and Digital Company™, combines analog and digital technology to develop system-level innovations that optimize customers’ applications and enrich the end-user experience. IDT uses its market leadership in timing, serial switching and interfaces, and adds analog and system expertise to provide complete application-optimized, mixed-signal solutions for the communications, computing and consumer segments. Headquartered in San Jose, Calif., IDT has design, manufacturing and sales facilities throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Twitter and Facebook.

Forward Looking Statements

Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended March 28, 2010. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude restructuring-related costs, acquisition and divestiture-related charges, share-based compensation expense and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business.  These non-GAAP results are also consistent with another way management internally analyzes IDT’s results and may be useful to investor community. The Company has reconciled non-GAAP results to the most directly comparable GAAP financial measures in the financial tables at the end of this press release.
Reference to these non-GAAP results should be considered in addition to results that are prepared under general accepted accounting standards in the United States (GAAP), but should not be considered a substitute for results that are presented in accordance with GAAP. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies.

###

    IDT, PanelPort, LinkXtend and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share data)

	Three months ended			Nine months ended
	Jan. 2, 2011	Sept. 26, 2010	Dec. 27, 2009	Jan. 2, 2011	Dec. 27, 2009
Revenues	$153,230	$166,907	$142,480	$478,410	$397,938
Cost of revenues	70,755	76,613	82,751	223,475	239,913
Gross profit	82,475	90,294	59,729	254,935	158,025

Operating expenses:
Research and development	46,143	43,986	38,316	133,865	116,086
Selling, general and administrative	27,056	26,841	24,754	81,255	80,851
Total operating expenses	73,199	70,827	63,070	215,120	196,937

Operating income (loss)	9 ,276	19,467	(3,341)	39,815	(38,912)

Gain (loss) on divestiture	--	--	(4,461)	--	78,286
Interest income and other, net	1,352	1,177	582	2,793	3.176
Income (loss) before income taxes	10,628	20,644	(7,220)	42,608	42,550
Provision for income taxes	31	420	147	1,374	3,498

Net income (loss)	$10,597	$20,224	$(7,367)	$41,234	$39,052

Basic net income (loss) per share	$0.07	$0.13	$(0.04)	$0.27	$0.24
Diluted net income (loss) per share	$0.07	$0.13	$(0.04)	$0.27	$0.24

Weighted average shares:
Basic	151,421	157,021	165,954	154,487	165,658
Diluted	152,975	157,649	165,954	155,525	166,114

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share data)

	Three months ended			Nine months ended
	Jan. 2, 2011	Sept. 26, 2010	Dec. 27, 2009	Jan. 2, 2011	Dec. 27, 2009
GAAP Net Income (Loss)	$10,597	$20,224	$(7,367)	$41,234	$39,052
GAAP Diluted Net Income (Loss) Per Share	$0.07	$0.13	$(0.04)	$0.27	$0.24
Acquisition and Divestiture Related:
Amortization of acquisition related intangibles	4,990	5,003	4,803	14,917	16,131
Acquisition related costs (1)	694	432	(254)	1,834	3,692
Gain (loss) on divestitures (2)	-	-	4,461	-	(78,286)
Assets impairment (3)	(107)	(183)	(149)	(384)	1,853
Fair market value adjustment to acquired inventory sold	-	117	8,421	379	16,055
Restructuring Related:
Severance and retention costs (benefit)	1,573	(125)	2,297	1,968	17,797
Facility closure costs (4)	124	285	23	1,386	59
Fabrication production transfer costs (5)	1,639	1,383	783	3,851	1,105
Other:
Compensation expense - deferred compensation plan (6)	815	616	521	1,305	2,522
Gain on deferred compensation plan securities (6)	(793)	(599)	(510)	(1,260)	(2,497)
Stock-based compensation expense	4,513	3,986	4,163	13,207	12,342
Tax effects of Non-GAAP adjustments (7)	(1,073)	(705)	136	(1,754)	3,172
Non-GAAP Net Income	$22,972	$30,434	$17,328	$76,683	$32,997
GAAP weighted average shares - diluted	152,975	157,649	166,501	155,525	166,501
Non GAAP adjustment	2,058	2,087	1,946	1,945	1,745
Non-GAAP weighted average shares - diluted (8)	155,033	159,736	168,447	157,470	168,246
Non-GAAP Diluted Net Income Per Share	$0.15	$0.19	$0.10	$0.49	$0.20

GAAP Gross Profit	$82,475	$90,294	$59,729	$254,935	$158,025
Acquisition and Divestiture Related:
Amortization of acquisition related intangibles	3,549	3,536	2,996	10,558	11,178
Acquisition related costs (1)	-	-	-	5	-
Asset impairment (3)	(107)	(183)	(216)	(384)	1,786
Fair market value adjustment to acquired inventory sold	-	117	8,421	379	16,055
Restructuring Related:
Severance and retention costs (benefit)	48	(175)	386	(10)	6,149
Facility closure costs (4)	4	197	9	900	21
Fabrication production transfer costs (5)	1,639	1,383	783	3,851	1,105
Other:
Compensation expense - deferred compensation plan (6)	176	133	73	282	353
Stock-based compensation expense	370	381	630	1,260	2,251
Non-GAAP Gross Profit	88,154	$95,683	72,811	271,776	196,923

GAAP R&D Expenses:	$46,143	$43,986	$38,316	$133,865	$116,086
Acquisition and Divestiture Related
Acquisition related costs (1)	(400)	(402)	-	(1,196)	2
Restructuring Related:
Severance and retention costs (benefit)	(1,053)	98	(1,190)	(1,388)	(4,177)
Facility closure costs (4)	(6)	(8)	(11)	(122)	(27)
Other:
Compensation expense - deferred compensation plan (6)	(529)	(400)	(281)	(847)	(1,361)
Stock-based compensation expense	(2,836)	(2,458)	(2,246)	(7,985)	(7,921)
Non-GAAP R&D Expenses	$41,319	$40,816	$34,588	$122,327	$102,602

GAAP SG&A Expenses:	$27,056	$26,841	$24,754	$81,255	$80,851
Acquisition and Divestiture Related
Amortization of acquisition related intangibles	(1,441)	(1,467)	(1,807)	(4,359)	(4,953)
Acquisition related costs (1)	(294)	(30)	254	(633)	(3,694)
Restructuring Related:
Severance and retention costs	(472)	(148)	(721)	(590)	(7,471)
Facility closure costs (4)	(114)	(80)	(3)	(364)	(11)
Other:
Compensation expense - deferred compensation plan (6)	(110)	(83)	(167)	(176)	(808)
Stock-based compensation expense	(1,307)	(1,147)	(1,287)	(3,962)	(2,170)
Non-GAAP SG&A Expenses	$23,318	$23,886	$21,023	$71,171	$61,744

GAAP Interest Income and Other, Net	$1,352	$1,177	$582	$2,793	$3,176
Gain on deferred compensation plan securities	(793)	(599)	(510)	(1,260)	(2,497)
Assets impairment	-	-	67	-	67
Non-GAAP Interest Income and Other, Net	$559	$578	$139	$1,533	$746

GAAP Provision for Income Taxes	$31	$420	$147	$1,374	$3,498
Tax effects of Non-GAAP adjustments (7)	1,073	705	(136)	1,754	(3,172)
Non-GAAP Provision for Income Taxes	$1,104	$1,125	$11	$3,128	$326

(1)  Consists of costs incurred in connection with merger and acquisition-related activities, including legal and accounting fees.

(2)  Consists of gain and loss associated with our divestitures of Military business and Silicon Logic Engineering business in the third quarter of fiscal 2010 and Network Search Engine business in the second quarter of fiscal 2010.

(3)  Consists of an impairment charge related to a note receivable and subsequent recoveries.

(4)  Consists of ongoing costs associated with the exit from our leased facilities.

(5)  Consists of costs incurred in connection with the transition of our wafer fabrication processes from our Oregon plant to TSMC.

(6) Consists of gains and losses on marketable equity securities related to our deferred compensation arrangements and the changes in the fair value of the assets in a separate trust that is invested in Corporate owned life insurance  under our deferred compensation plan.

(7) Consists of the tax effects of non-GAAP adjustments.

(8) For purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited; in thousands)

	Jan. 2, 2011	Mar. 28, 2010
Assets
Current assets:
Cash and cash equivalents	$93,358	$120,526
Short-term investments	214,849	222,663
Accounts receivable, net	69,080	68,957
Inventories	61,406	50,676
Prepayments and other current assets	22,959	25,086
Total current assets	461,652	487,908

Property, plant and equipment, net	67,379	67,988
Goodwill	104,020	103,074
Acquisition-related intangible assets, net	56,037	65,242
Other assets	29,913	26,733
Total assets	$719,001	$750,945

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$33,766	$34,717
Accrued compensation and related expenses	26,388	20,738
Deferred income on shipments to distributors	15,472	18,761
Income taxes payable	1,386	513
Other accrued liabilities	35,443	31,972
Total current liabilities	112,455	106,701

Long-term income tax payable	21,254	21,098
Other long-term obligations	18,250	23,406
Total liabilities	151,959	151,205

Stockholders' equity:
Common Stock	149	163
Additional paid-in capital	2,333,211	2,310,450
Treasury stock	(899,137)	(802,217)
Accumulated deficit	(868,468)	(909,702)
Accumulated other comprehensive income	1,287	1,046
Total stockholders' equity	567,042	599,740
Total liabilities and stockholders' equity	$719,001	$750,945